                                                                    EXHIBIT 4(B)


                             TNP ENTERPRISES, INC.,
                                   as Issuer,

                                      and

                             THE BANK OF NEW YORK,
                                   as Trustee

                              ___________________

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of April 7, 2000

                                       to

                                   INDENTURE

                           Dated as of April 7, 2000

                                    between

                             ST ACQUISITION CORP.,
                                   as Issuer,

                                      and

                             THE BANK OF NEW YORK,
                                   as Trustee
                              ___________________

                                  $275,000,000

                   10.25% Senior Subordinated Notes due 2010

          FIRST SUPPLEMENTAL INDENTURE, dated as of April 7, 2000, by and between TNP ENTERPRISES, INC., a Texas corporation, as issuer (the "Company"), and The Bank of New York, as trustee (the "Trustee").

          WHEREAS, ST Acquisition Corp., a Texas corporation ("Acquisition"), has heretofore executed and delivered to the Trustee an Indenture dated as of April 7, 2000 (the "Indenture"), providing for the issuance of its 10.25% Senior Subordinated Notes due 2010 in the principal amount of $275,000,000 (the "Securities"); and

          WHEREAS, Acquisition has merged with and into the Company and, in connection herewith, the Company has assumed by operation of law all of Acquisition's debts, liabilities, duties and obligations, including Acquisition's obligations in respect of the Securities and under the Indenture; and

          WHEREAS, the Company desires by this First Supplemental Indenture, pursuant to and as contemplated by Sections 5.01 and 8.01 of the Indenture, to expressly assume the covenants, agreements and undertakings of Acquisition in the Indenture and under the Securities; and

          WHEREAS, the execution and delivery of this First Supplemental Indenture and the notes evidencing the Securities, substantially in the form attached hereto as Exhibit A, have been authorized by a resolution of the Board of Directors of the Company; and

          WHEREAS, the Company authorizes the Trustee to cancel the 10.25 % Senior Subordinated Notes due 2010 of Acquisition and to authenticate $275,000,000 principal amount of 10.25% Senior Subordinated Notes due 2010 of the Company in replacement thereof; and

          WHEREAS, all conditions and requirements necessary to make each of this First Supplemental Indenture and the Securities a valid, binding and legal instrument in accordance with its terms upon the Company and the Trustee have been performed and fulfilled by the applicable parties hereto and the execution and delivery thereof have been in all respects duly authorized by the applicable parties hereto.

          NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Securities, as follows:

                                  ARTICLE ONE

                           ASSUMPTION OF OBLIGATIONS

          SECTION 1.01.  Assumption of Obligations of Acquisition.
                         ----------------------------------------

          (a) The Company hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of Acquisition in the Indenture as if the Company had been the original issuer of the Securities, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in each Security outstanding on the date of this First Supplemental Indenture.

          (b) Promptly following the execution and delivery of this First Supplemental Indenture, the Trustee shall, upon the written order of the Company in the form of an Officers' Certificate of the Company, authenticate and deliver Securities substantially in the form of Exhibit A hereto in replacement of the outstanding Securities.

          SECTION 1.02.  Exchange of Outstanding Securities; Exhibits.
                         --------------------------------------------

          Exhibits A, B, C, D, E and F of the Indenture are hereby deleted and replaced in their entirety by Exhibits A, B, C, D, E and F, respectively, hereto.

                                  ARTICLE TWO

                           MISCELLANEOUS PROVISIONS

          SECTION 2.01.  Terms Defined.
                         -------------

          For all purposes of this First Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this First Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

          SECTION 2.02.  Indenture.
                         ---------

          Except as amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

          SECTION 2.03.  Governing Law.
                         -------------

          THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          SECTION 2.04.  Successors.
                         ----------

          All agreements of the Company in this First Supplemental Indenture and the Securities shall bind its successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

          SECTION 2.05.  Duplicate Originals.
                         -------------------

          The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

          SECTION 2.06.  Trustee Disclaimer.
                         ------------------

          The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity of the terms of this First Supplemental Indenture or any of the terms or provisions hereof,
(ii) the proper authorization hereof by the Company by corporate action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.


                           [Signature Page Follows]

                                  SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

                                       TNP ENTERPRISES, INC.,
                                        as issuer

                                       By:  ____________________________
                                             Name:
                                             Title:

                                       THE BANK OF NEW YORK,
                                         as trustee

                                       By:  ____________________________
                                             Name:
                                             Title:

                                                                    EXHIBIT A
                                                                    ---------

                                                            CUSIP No.:

                             TNP ENTERPRISES, INC.

                   10.25% SENIOR SUBORDINATED NOTE DUE 2010

No.                                                                   $

          TNP ENTERPRISES, INC., a Texas corporation (the "Company," which term includes any successor entity), for value received promises to pay to
or registered assigns, the principal sum of [                           ]
DOLLARS on April 1, 2010.

          Interest Payment Dates: April 1 and October 1, commencing October 1, 2000.

          Record Dates:  March 15 and September 15.

          Reference is made to the further provisions of this Note contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                    TNP ENTERPRISES, INC.



                                    By:  ______________________
                                         Name:
                                         Title:


                                    By:  ______________________
                                         Name:
                                         Title:

Certificate of Authentication

          This is one of the 10.25% Senior Subordinated Notes due 2010 referred to in the within-mentioned Indenture.

                                      The Bank of New York,
                                        as Trustee


                                      By: ____________________________
                                          Authorized Signatory

Date of Authentication:

                             (REVERSE OF SECURITY)

                   10.25% SENIOR SUBORDINATED NOTE DUE 2010

          1.   Interest.  TNP ENTERPRISES, INC., a Texas corporation (the
               --------
"Company"), promises to pay interest on the principal amount of this Note at the
--------
rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 1, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand at the rate borne by the Notes.

          2.  Method of Payment. The Company shall pay interest on the Notes
              -----------------
(except defaulted interest) to the Persons who are the registered Holders at the close of business on March 15 or September 15 immediately preceding the Interest Payment Date (whether or not such day is a Business Day) even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Payments of principal and premium, if any, will be made (on presentation of such Notes if in certificated form) in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in such money. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3.  Paying Agent and Registrar. Initially, The Bank of New York, a New
              -------------------------
York banking corporation (the "Trustee"), will act as Paying Agent and
                               -------
Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as Registrar or co-Registrar.

          4.  Indenture. The Company issued this Note under an Indenture, dated
              ---------
as of April 7, 2000 (the "Indenture"), by and between the Company and the
                          ---------
Trustee. This Note is one of a duly authorized issue of Initial Notes of the Company designated as its 10.25% Senior Subordinated Notes due 2010 (the "Notes"). The Notes are limited in aggregate principal amount to $275,000,000.
 -----
The Notes include the Initial Notes and the Exchange Notes (as defined below) issued in exchange for the Initial Notes pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company.

          5.   Subordination. The Notes are unsecured obligations of the Company
               -------------
and subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

          6.   Redemption.
               ----------

          (a)  Optional Redemption. The Company may redeem the Notes, at its
               -------------------
option, in whole at any time or in part from time to time, on and after April 1, 2005 at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 1 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption.


          Year                                      Percentage
          ----                                      ----------

          2005....................................  105.125%
          2006....................................  103.417%
          2007....................................  101.708%
          2008 and thereafter.....................  100.000%


          (b)  Optional Redemption Upon Equity Offerings.  Notwithstanding the
               -----------------------------------------
foregoing, the Company may redeem in the aggregate up to 35% of the original principal amount of Notes at any time and from time to time prior to April 1, 2003 at a Redemption Price equal to 110.25% of the aggregate principal amount so redeemed, plus accrued and unpaid interest, if any, to the Redemption Date out of the Net Proceeds of one or more Public Equity Offerings; provided that

          (1) at least 65% of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and

          (2) any such redemption occurs within 90 days following the closing of any such Public Equity Offering.

          7.   Notice of Redemption. Notice of redemption under paragraphs 6(a)
               --------------------
and (b) of this Note will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's registered address.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

          8.   Offers to Purchase.  The Indenture provides that, after certain
               ------------------
Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          9.   Registration Rights.  Pursuant to the Registration Rights
               -------------------
Agreement by and among the Company and the Initial Purchasers, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's Series B 10.25% Senior Subordinated Notes due 2010 (the "Exchange Notes"), which have
                                                --------------
been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain Additional Interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          10.  Denominations; Transfer; Exchange.  The Notes are in registered
               ---------------------------------
form, without coupons, in denominations of $1,000 and integral multiples thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

          11.  Persons Deemed Owners.  The registered holder of a Note shall be
               ---------------------
treated as the owner of it for all purposes.

          12.  Unclaimed Money.  If money for the payment of principal or
               ---------------
interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company upon written request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

          13.  Legal Defeasance and Covenant Defeasance.  If the Company at any
               ----------------------------------------
time deposits with the Trustee U.S. legal tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating to defeasance, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          14.  Amendments, Supplements, and Waivers.  Subject to certain
               ------------------------------------
exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes or make any other change that does not adversely affect in any material respect the rights of any Holder.

          15.  Restrictive Covenants.  The Indenture imposes certain limitations
               ---------------------
on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Restricted Subsidiaries, sell assets, create liens, issue capital stock, enter into sale and lease-back transactions, make certain Investments, merge or consolidate with any other Person, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions. The Company must quarterly report to the Trustee on compliance with such limitations.

          16.  Successor Entity.  When a successor entity assumes, in accordance
               ----------------
with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, and immediately before and thereafter no Default or Event of Default exists and certain other conditions are satisfied, the predecessor entity will be released from those obligations.

          17.  Defaults and Remedies.  Events of Default are set forth in the
               ---------------------
Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.01(f) or (g) of the Indenture) shall have occurred and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.01(f) or (g) of the Indenture occurs, such principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders.

          18.  Trustee Dealings with Company.  The Trustee under the Indenture,
               -----------------------------
in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          19.  No Recourse Against Others.  As more fully described in the
               --------------------------
Indenture, no director, officer, employee, stockholder or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

          20.  Authentication.  This Note shall not be valid until the Trustee
               --------------
or Authenticating Agent manually signs the certificate of authentication on this Note.

          21.  Governing Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES TO THE INDENTURE HAS AGREED TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          22.  Abbreviations and Defined Terms.  Customary abbreviations may be
               -------------------------------
used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          23.  CUSIP Numbers.  Pursuant to a recommendation promulgated by the
               -------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

          24.  Indenture.  Each Holder, by accepting a Note, agrees to be bound
               ---------
by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: TNP Enterprises, Inc., c/o Laurel Hill Capital Partners LLC, 2 Robbins Lane, Suite 201, Jericho, New York 11753,
Attention:  Kathleen Marion.

                                ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _______________________________________________________,
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:____________________  Signed: ____________________________________________
                                    (Sign exactly as your name appears on the other side of this Note)

Medallion Guarantee: _____________________________

                     [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.13 or Section 4.16 of the Indenture, check the appropriate box:

                                Section 4.13 [_]

                                Section 4.16 [_]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.13 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$ _____________

Date:__________________
                             ________________________________________________
                             NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Medallion Guarantee:_____________________

                                                                       EXHIBIT B
                                                                       ---------
                                                               CUSIP No.:

                             TNP ENTERPRISES, INC.

               SERIES B 10.25% SENIOR SUBORDINATED NOTE DUE 2010

No.                                                                       $

          TNP ENTERPRISES, INC., a Texas corporation (the "Company," which term
includes any successor entity), for value received promises to pay to        or
registered assigns, the principal sum of [           ] DOLLARS on April 1, 2010.

          Interest Payment Dates: April 1 and October 1, commencing October 1, 2000.

          Record Dates:  March 15 and September 15.

          Reference is made to the further provisions of this Note contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                    TNP ENTERPRISES, INC.

                                    By:  _______________________
                                         Name:
                                         Title:


                                    By:  _______________________
                                         Name:
                                         Title:

Certificate of Authentication

          This is one of the Series B 10.25% Senior Subordinated Notes due 2010 referred to in the within-mentioned Indenture.

                                    The Bank of New York,
                                     as Trustee

                                    By:  __________________________
                                         Authorized Signatory

Date of Authentication:

                             (REVERSE OF SECURITY)

                   10.25% SENIOR SUBORDINATED NOTE DUE 2010

          1.   Interest.  TNP ENTERPRISES, INC., a Texas corporation (the
               --------
"Company"), promises to pay interest on the principal amount of this Note at the
 -------
rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 1, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand at the rate borne by the Notes.

          2.   Method of Payment. The Company shall pay interest on the Notes
               -----------------
(except defaulted interest) to the Persons who are the registered Holders at the close of business on March 15 or September 15 immediately preceding the Interest Payment Date (whether or not such day is a Business Day) even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Payments of principal and premium, if any, will be made (on presentation of such Notes if in certificated form) in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in such money. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3.   Paying Agent and Registrar. Initially, The Bank of New York, a
               --------------------------
New York banking corporation (the "Trustee"), will act as Paying Agent and
                                   -------
Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as Registrar or co-Registrar.

          4.   Indenture. The Company issued this Note under an Indenture, dated
               ---------
as of April 7, 2000 (the "Indenture"), by and between the Company and the
                          ---------
Trustee. This Note is one of a duly authorized issue of Notes of the Company designated as its Series B 10.25% Senior Subordinated Notes due 2010 (the "Exchange Notes") issued in exchange for the initial 10.25% Senior Subordinated
 --------------
Notes due 2010 (the "Initial Notes" and, together with the Exchange Notes, the
                     -------------
"Notes"). The Notes are limited in aggregate principal amount to $275,000,000.
 -----
Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the
                                  ---
Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company.

          5.  Subordination. The Notes are unsecured obligations of the Company
              -------------
and subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

          6.   Redemption.
               ----------

          (a) Optional Redemption. The Company may redeem the Notes, at its
              -------------------
option, in whole at any time or in part from time to time, on and after April 1, 2005 at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 1 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption.

     Year                                        Percentage
     ----                                        ----------
     2005...................................     105.125%
     2006...................................     103.417%
     2007...................................     101.708%
     2008 and thereafter....................     100.000%

          (b) Optional Redemption Upon Equity Offerings.  Notwithstanding the
              -----------------------------------------
foregoing, the Company may redeem in the aggregate up to 35% of the original principal amount of Notes at any time and from time to time prior to April 1, 2003 at a Redemption Price equal to 110.25% of the aggregate principal amount so redeemed, plus accrued and unpaid interest, if any, to the Redemption Date out of the Net Proceeds of one or more Public Equity Offerings; provided that

          (1) at least 65% of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and

          (2) any such redemption occurs within 90 days following the closing of any such Public Equity Offering.

          7.   Notice of Redemption. Notice of redemption under paragraphs 6(a)
               --------------------
and (b) of this Note will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's registered address.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

          8.   Offers to Purchase.  The Indenture provides that, after certain
               ------------------
Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          9.   Denominations; Transfer; Exchange.  The Notes are in registered
               ---------------------------------
form, without coupons, in denominations of $1,000 and integral multiples thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

          10.  Persons Deemed Owners.  The registered holder of a Note shall be
               ---------------------
treated as the owner of it for all purposes.

          11.  Unclaimed Money.  If money for the payment of principal or
               ---------------
interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company upon written request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

          12.  Legal Defeasance and Covenant Defeasance.  If the Company at any
               ----------------------------------------
time deposits with the Trustee U.S. legal tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating to defeasance, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          13.  Amendments, Supplements, and Waivers.  Subject to certain
               ------------------------------------
exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes or make any other change that does not adversely affect in any material respect the rights of any Holder.

          14.  Restrictive Covenants.  The Indenture imposes certain limitations
               ---------------------
on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Restricted Subsidiaries, sell assets, create liens, issue capital stock, enter into sale and lease-back transactions, make certain Investments, merge or consolidate with any other Person, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

          15.  Successor Entity.  When a successor entity assumes, in accordance
               ----------------
with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, and immediately before and thereafter no Default or Event of Default exists and certain other conditions are satisfied, the predecessor entity will be released from those obligations.

          16.  Defaults and Remedies.  Events of Default are set forth in the
               ---------------------
Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.01(f) or (g) of the Indenture) shall have occurred and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.01(f) or (g) of the Indenture occurs, such principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders.

          17.  Trustee Dealings with Company.  The Trustee under the Indenture,
               -----------------------------
in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          18.  No Recourse Against Others.  As more fully described in the
               --------------------------
Indenture, no director, officer, employee, stockholder or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

          19.  Authentication.  This Note shall not be valid until the Trustee
               --------------
or Authenticating Agent manually signs the certificate of authentication on this Note.

          20.  Governing Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES TO THE INDENTURE HAS AGREED TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          21.  Abbreviations and Defined Terms.  Customary abbreviations may be
               -------------------------------
used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          22.  CUSIP Numbers.  Pursuant to a recommendation promulgated by the
               -------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

          23.  Indenture.  Each Holder, by accepting a Note, agrees to be bound
               ---------
by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: TNP Enterprises, Inc., c/o Laurel Hill Capital Partners LLC, 2 Robbins Lane, Suite 201, Jericho, New York 11753,
Attention:  Kathleen Marion.

                                ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _______________________________________________________,
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: __________________    Signed: ___________________________________________
                                     (Sign exactly as your name appears on the other side of this Note)

Medallion Guarantee: _____________________

                     [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.13 or Section 4.16 of the Indenture, check the appropriate box:

                                Section 4.13 [_]

                                Section 4.16 [_]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.13 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$ __________________

Date: __________________
                             _______________________________________________
                             NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Medallion Guarantee: _____________________

                                                                       EXHIBIT C
                                                                       ---------
                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                      OR REGISTRATION OF TRANSFER OF NOTES

Re:  TNP ENTERPRISES, INC. (the "Company")
                                 -------
          10.25% Senior Subordinated Notes due 2010 (the "Notes")
          -------------------------------------------------------

          This Certificate relates to $_______ principal amount of Notes held in the form of* ___ a beneficial interest in a Global Note or* _______ Certificated Notes by ______ (the "Transferor").
                      ----------

The Transferor:

          [_] has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Note held by the Depository a Certificated Note or Certificated Notes in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

          [_] has requested by written order that the Registrar exchange or register the transfer of a Certificated Note or Certificated Notes.

          In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Notes and the restrictions on transfers thereof as provided in Section 2.16 of such Indenture, and that the transfer of the Notes does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), because*:
                       --------------

          [_] Such Note is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.16 of the Indenture).

          [_] Such Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

          [_] Such Note is being transferred to an institutional "accredited investor" (within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act) which delivers a certificate to the Trustee in the form of Exhibit D to the Indenture.
        ---------

          [_] Such Note is being transferred in reliance on Regulation S under the Securities Act and a transfer certificate for Regulation S transfers in the form of Exhibit E to the Indenture accompanies this certification. [An Opinion
        ---------
of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.]

          [_] Such Note is being transferred in reliance on Rule 144 under the Securities Act. [An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.]

          [_] Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144 under the Securities Act to a person other than an institutional "accredited investor." [An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.]

                                           _________________________________
                                            [INSERT NAME OF TRANSFEROR]

                                            By: ____________________________
                                                   [Authorized Signatory]

Date: _________________
*Check applicable box.

                                                                       EXHIBIT D
                                                                       ---------

                  Form of Transferee Letter of Representation

THE BANK OF NEW YORK
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration

Ladies and Gentlemen:

          This certificate is delivered to request a transfer of $________ principal amount of the 10.25% Senior Subordinated Notes due 2010 of TNP ENTERPRISES, INC., (the "Company") and any guarantee thereof (the "Notes").
                         -------                                   -----
Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

          Name:______________________________
          Address:___________________________
          Taxpayer ID Number:________________

          The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933 (the "Securities
                                                                  ----------
Act")) purchasing Notes for our own account or for the account of such an
---
institutional "accredited investor" and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary.

          3. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes that we will not prior to the date (the "Resale Restriction Termination Date") that is two years after the
           -----------------------------------
later of the original issuance of the Notes and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) offer, sell or otherwise transfer such Notes except (a) to the Company or any subsidiary of the Company, (b) inside the United States to a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act (c) inside the United States to an "institutional accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities

Act that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee a signed letter substantially in the form of this letter (d) outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act (e) pursuant to any other available exemption from the registration requirements of the Securities Act or
(f) pursuant to an effective registration statement under the Securities Act.
We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the applicable Notes pursuant to clause (c) or (e) above to require the delivery of an opinion of counsel, certification and/or other information satisfactory to the Company and the Trustee.

          We understand that the Trustee will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that any Notes purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of paragraph 3 of this letter. We further agree to provide to any person acquiring any of the Notes from us a notice advising such person that transfers of such Notes are restricted as stated herein and that certificates representing such Notes will bear a legend to that effect.

          We represent that the Company and the Trustee and others are entitled to rely upon the truth and accuracy of our acknowledgments, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein cease to be accurate and complete. You are also irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

          We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as fiduciary agent.

          As used herein, the terms "offshore transaction," "United States" and "U.S. person" have the respective meanings given to them in Regulation S under the Securities Act.

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



Dated:  __________             TRANSFEREE:

                                         By:_____________________

                                                                       EXHIBIT E

                                                                       ---------
                           Form of Certificate To Be
                            Delivered in Connection
                          with Regulation S Transfers

                                                           _______________, ____

THE BANK OF NEW YORK
101 Barclay Street, Floor 21 West
New York, New York 10286

Attention:  Corporate Trust Trustee Administration

Re:  TNP Enterprises, Inc. 10.25% Senior
     Subordinated Notes due 2010 (the "Notes")
     -----------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $__________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:
                       --------------

          (1) the offer of the Notes was not made to a person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                          Very truly yours,


                                          [Name of Transferor]


                                          By:_______________________

                                                                       EXHIBIT F
                                                                       ---------

                        FORM OF SUPPLEMENTAL INDENTURE
                        ------------------------------

          SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of, among (the "New Guarantor"), a subsidiary of TNP Enterprises, Inc. (or its
            -------------
successor), a Texas corporation (the "Company"), the Guarantors, if any (the
                                      -------
"Existing Guarantors"), under the Indenture referred to below, and The Bank
 -------------------
of New York, as trustee under the Indenture referred to below (the "Trustee").
                                                                    -------

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of April 7, 2000, providing for the issuance of its 10.25% Senior Subordinated Notes due 2010 (the "Notes");

          WHEREAS Section 4.22 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Company's obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

          WHEREAS pursuant to Section 8.01 of the Indenture, the Trustee, the Company and Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

          1.   Definitions.  (a) Capitalized terms used herein without
               -----------
definition shall have the meanings assigned to them in the Indenture.

          (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

          2.   Agreement to Guarantee.  The New Guarantor hereby agrees, jointly
               ----------------------
and severally with all other Guarantors, to Guarantee the Company's obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

          3.   Ratification of Indenture; Supplemental Indentures Part of
               ----------------------------------------------------------
Indenture.  Except as expressly amended hereby, the Indenture is in all respects
---------
ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

          4.   Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY
               -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

          5.   Trustee Makes No Representation.  The Trustee shall not be
               -------------------------------
responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

          6.   Multiple Counterparts.  The parties may sign multiple
               ---------------------
counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

          7.   Headings.  The headings of this Supplemental Indenture have been
               --------
inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.

                                             [NEW GUARANTOR]

                                             By:______________________
                                                Name:
                                                Title:

                                             By:______________________
                                                Name:
                                                Title:

                                             TNP ENTERPRISES, INC.

                                             By:______________________
                                                Name:
                                                Title:

                                             By:______________________
                                                Name:
                                                Title:

                                             EXISTING GUARANTORS:

                                             By:______________________
                                                Name:
                                                Title:

                                             By:______________________
                                                Name:
                                                Title:

                                             THE BANK OF NEW YORK,
                                             as Trustee

                                             By:______________________
                                                Name:
                                                Title: